UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

NEPTUNE WELLNESS SOLUTIONS INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-33526	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis Suite 100
Laval, Quebec, Canada		H7T 0A3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 687-2262

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	NEPT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 27, 2022, Neptune Wellness Solutions Inc. (the “Company”) held its 2022 Annual General Meeting of Shareholders (the “Annual Meeting”) virtually via live webcast at https://web.lumiagm.com/408363479, during which the Company's shareholders voted on five proposals. The Company had 7,989,800 common shares outstanding on August 4, 2022, the record date for the Annual Meeting. At the Annual Meeting, 3,771,723 common shares were present virtually or represented by proxy.

The following sets forth the final results of the voting for the five proposals voted upon at the Annual Meeting. These matters are described in more detail in the Company's definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission on August 19, 2022 (the “Proxy Statement”).

Election of Directors (Proposal No. 1)

The shareholders elected six directors who were nominated by the Board of Directors of the Company (the "Board") to serve as directors of the Company until the annual meeting of shareholders to be held in 2023 or until their successors are duly elected and qualified. The following sets forth the results of the voting with respect to each director nominee:

	Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
Julie Phillips	2,104,437	318,145	1,349,141
Michael Cammarata	1,846,222	576,360	1,349,141
Ronald Denis	1,962,148	460,436	1,349,139
Joseph Buaron	2,095,048	327,533	1,349,142
Michael de Geus	2,154,976	267,606	1,349,141
Philip Sanford	2,218,878	203,704	1,349,141

Appointment of KPMG LLP as Independent Registered Public Accounting Firm (Proposal No. 2)

The shareholders approved the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year ending March 31, 2023, which covers the period from April 1, 2022 to March 31, 2023. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions
3,387,170	0	384,551

Advisory Vote on Named Executive Officer Compensation (Proposal No. 3)

The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
1,806,053	377,838	238,687	1,349,145

Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation (Proposal No. 4)

The shareholders voted for, on a non-binding advisory basis, “one year” as the frequency of future advisory votes on compensation of the Company’s named executive officers. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,455,947	3,347	500,365	462,865	1,349,199

Confirmation of the Adoption of Amended & Restated General By-Law of the Company (Proposal No. 5)

The shareholders approved the confirmation of the adoption of the Amended & Restated General By-Law of the Company, as described in the Proxy Statement. The following sets forth the results of the voting with respect to this proposal:

Shares Voted
For	Against	Abstentions	Broker Non-Votes
1,868,618	255,089	298,871	1,349,145

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended & Restated General By-Law
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neptune Wellness Solutions Inc.

Date:	September 27, 2022	By:	/s/ Raymond Silcock
Raymond Silcock Chief Financial Officer